                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

         THIS SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE ("Agreement") is made and entered into as of the date last written below (the "Effective Date"), by and between, CORVAS INTERNATIONAL, INC. ("Corvas"), a Delaware corporation, on the one side, and, VASCULAR GENOMICS INC. ("VGI") a Delaware corporation, and its stockholders, Jan Schnitzer, Harry Gruber, Dennis Berman, Bruce Jacobson and Isaac Willis (the "VGI Stockholders"), on the other side. (Corvas, VGI and the VGI Stockholders are collectively referred to as the "Parties.")

                                    RECITALS

         WHEREAS, the Parties entered into that certain Option Agreement, dated June 29, 1997, pursuant to which Corvas obtained an option to acquire VGI (the "Option Agreement");

         WHEREAS, the Parties also entered into that certain Research and Development Agreement, dated June 29, 1997, pursuant to which VGI retained Corvas to conduct certain research and development and granted to Corvas an exclusive worldwide license to practice certain of VGI's proprietary technology and to grant sublicenses with VGI's approval (the "Research and Development Agreement");

         WHEREAS, VGI has raised certain issues and asserted certain claims relating to Corvas' performance under the Option Agreement and the Research and Development Agreement, including, but not limited to, the assertion in a demand for arbitration filed with the American Arbitration Association on or about March 16, 1999, that Corvas is in breach of Section 2.2 of the Research and Development Agreement (the "Arbitration Demand");

         WHEREAS, Corvas disputes any and all issues raised and claims asserted by VGI;

         WHEREAS, the Parties to this Agreement desire to fully and finally settle, resolve and discharge any and all claims, controversies, demands, actions or causes of action, arising from or in any way related to the Option Agreement and the Research and Development Agreement, including, but not limited to, the termination of the Option Agreement and the Research and Development Agreement, whether known or unknown, on the terms and conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the aforementioned recitals and the mutual promises, covenants and agreements contained herein, and as a matter of compromise only, and for consideration of the Parties not taking any further legal action against each other, the Parties hereto covenant and agree as follows:

1. In consideration of the termination of the Research and Development Agreement, termination of the Option Agreement, including the termination of the Put Right (as that term is defined in the Option Agreement) and all other rights surviving termination thereof, Corvas' acquisition of Common Stock of VGI and the settlement of all claims, Corvas shall provide the following consideration to the VGI Stockholders:

         1.1 Corvas shall pay the VGI Stockholders the aggregate total sum of One Million and Two Hundred Thousand Dollars ($1,200,000), payable as follows:

             1.1.1 Corvas shall pay the VGI Stockholders the aggregate amount of One Hundred Thousand Dollars ($100,000) within 5 days of Corvas' receipt of a fully executed original of this Agreement; and

             1.1.2 Corvas shall pay the VGI Stockholders the aggregate amount of One Million and One Hundred Thousand Dollars ($1,100,000) on or before July 30, 1999.

             1.1.3 The above payments shall be paid by corporate checks made payable to "Duckor Spradling & Metzger, Client Trust Account" and shall be delivered to the VGI Stockholders' counsel, Duckor Spradling & Metzger.

         1.2 Concurrent with the execution of this Agreement, Corvas shall deliver to the VGI Stockholders' counsel, Duckor Spradling & Metzger, Two Hundred and Fifty Thousand (250,000) shares of Corvas Common Stock pursuant to the terms of Exhibit C to this Agreement, which is incorporated herein as though set forth in full and thereby made a part of this Agreement.

2. Within 14 days of receipt by Corvas of a fully executed original of this Agreement, Corvas shall deliver to VGI, and, to the extent not restricted by agreements with third parties or otherwise, VGI shall acquire and Corvas hereby quitclaims to VGI all of Corvas' right, title and interest to that certain equipment and software described in Exhibit A to this Agreement, which is incorporated herein as though set forth in full and thereby made a part of this Agreement. Corvas also shall deliver to VGI a bill of sale for the equipment delivered to VGI pursuant to this Section. Corvas represents, to the best of its knowledge, the items set forth on Exhibit A are free and clear of all claims, liens and encumbrances.

3. Within 14 days of receipt by Corvas of a fully executed original of this Agreement, Corvas, to the extent it is not restricted by agreements with third parties and otherwise has the right to do so, shall assign and deliver to VGI all samples, documents, information, and other materials which embody or disclose Patent Rights or Improvements (as those terms are defined in the Research and Development Agreement), including but not limited to, all information, data and know-how, which were received or developed by Corvas in connection with Corvas' activities under the Research and Development Agreement. Corvas represents, to the best of its knowledge, that all such items are set forth on Exhibit B to this Agreement and no Proprietary Assets (as that term is defined in the Research and Development Agreement) owned by, or licensed to, Corvas are necessary for practice of the Patent Rights or Improvements. Corvas covenants to promptly notify VGI of any items which should have been set forth on Exhibit B, but were not because they were discovered after the Effective Date, and to promptly assign and deliver such items to VGI.

4. Concurrent with the execution of this Agreement, VGI, on behalf of the Stockholders, shall deliver to Corvas shares of VGI non-voting common stock equal to Six and One-Half Percent (6.5%) of the then outstanding common stock of VGI on a fully diluted basis pursuant to the terms of Exhibit C to this Agreement, which is incorporated herein as though set forth in full and thereby made a part of this Agreement.

5. Neither VGI nor its stockholders, officers, employees or agents shall directly, or indirectly, solicit any current employee or officer of Corvas for employment or collaboration with, or as a consultant to, VGI or any of its stockholders, officers, employees or agents; provided, however, that upon the sooner of completion of the deliveries set forth in Sections 2 and 3, above, or 14 days from receipt of Corvas of a fully executed original of this Agreement, VGI or its Stockholders may solicit Tony Stevens and/or John Kumer for employment.

6. Upon receipt by VGI of the items described in Sections 1.1, 1.2, and 2, above, VGI shall immediately withdraw the Arbitration Demand.

7. The Parties hereby agree that the Option Agreement and the Research and Development Agreement, and all the obligations, rights and licenses thereunder (including, but not limited to, the rights granted to Corvas by VGI pursuant to Article 3 of the Research and Development Agreement, the rights and obligations to VGI assumed by Corvas with respect to the UC License and the BI License held by VGI as described and defined in Section 4.2 of the Research and Development Agreement and Exhibit A-1 thereto), are hereby terminated including all rights, covenants and obligations that survive termination under the Option Agreement and the Research and Development Agreement as of the Effective Date. Notwithstanding the foregoing, the Parties shall: (a) cooperate reasonably in any such litigation maintained by, or assigned to, one of the parties, including participating as a necessary party, supplying documentary evidence and making witnesses available who are under the respective parties' control; and (b) execute such assignments, grants, agreements, licenses, sublicenses or other documents reasonably necessary to vest VGI with all right, title and interest to the Patent Rights and Improvements.

8. The Parties hereby agree that for a period of five years after the Effective Date: (a) Corvas will maintain the confidentiality of any "Confidential Information" acquired by Corvas from VGI pursuant to the Research and Development Agreement or acquired or developed by Corvas pursuant to the Research and Development Agreement; and (b) VGI shall not disclose Corvas' "Confidential Information" relating to the Improvements except pursuant to an obligation undertaken by the party to whom it discloses such information to preserve and not use such Confidential Information, including but not limited to, an undertaking contained in a sublicense relating to the Improvements issued by VGI. During the five years after the Effective Date, each party may disclose the Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation or complying with applicable governmental regulations, provided that if such party is required to make any such disclosure of the Confidential Information it will to the extent practicable give reasonable advance notice to the other party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information required to be disclosed.

         The term "Confidential Information" as used herein shall mean: any confidential or proprietary information, and any other information relating to any research project, work in process, future development, scientific, engineering, manufacturing, marketing, business plan, financial or personnel matter relating to either party, its present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form, that is disclosed by a disclosing party to a receiving party. Confidential Information shall not include any information which:

              (a) was already known to the receiving party other than by disclosure of the disclosing party, at the time of disclosure by the other party;

              (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the other party;

              (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

              (d) was independently developed by the receiving party separate from the efforts contemplated by the Research and Development Agreement as supported by competent written proof; or

              (e) was disclosed to the receiving party by a third party who had no obligation to the other party not to disclose such information to others.

9. The Parties hereby agree that Corvas is not obligated to make the Option Payment, as defined under Section 1.2 of the Option Agreement, due June 1, 1999 or any subsequent Option Payments due on or before the Effective Date, and Corvas hereby irrevocably waives its right to seek a license from VGI pursuant to Section 4(b) of the Option Agreement. The Parties also agree that VGI is not obligated to make any payments under the Research and Development Agreement due June 1, 1999 or any subsequent payments due on or before the Effective Date.

10. In exchange for the promises and covenants set forth herein, and in consideration thereof, the Parties hereby release, acquit and further discharge each other, and, as applicable, their officers, directors, agents, servants, employees, stockholders, partners, successors, parent corporations, subsidiary corporations, assigns, attorneys, affiliates, insurers, customers, vendors, clients, representatives, and all others, of and from any and all liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed.

11. It is understood and agreed that this is a compromise settlement of disputed claims and that nothing herein shall be construed to be an admission of any liability or obligation whatsoever by any party to any other party or to any other person whomsoever.

12. In giving this release, which includes claims which may be unknown at present, the Parties represent, warrant and agree that they have been fully advised by their respective attorneys of the contents of section 1542 of the Civil Code of the State of California. The Parties expressly waive and relinquish all rights and benefits under that section and any similar statute or common law principle of similar effect of any state or territory of the United States with respect to the claims released hereby. Section 1542 reads as follows:

         GENERAL RELEASE - CLAIMS EXTINGUISHED. "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

13. The Parties warrant and represent that there are no liens or claims of lien or assignments at law, in equity or otherwise, of or against any of the claims or causes of action released herein and, further that they are fully entitled and duly authorized to give this complete and final general release and discharge.

14. The Parties hereby agree and acknowledge that they will keep the terms and amounts of this Agreement completely confidential, and that neither party will hereafter disclose or publicize such terms or amounts of the Agreement in any manner whatsoever; provided however that: (a) the Parties may disclose this Agreement, in confidence, to their respective attorneys, accountants, auditors, tax preparers, and financial advisors; (b) the Parties may disclose this Agreement as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; and (c) the Parties may disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law.

15. The Parties shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as reasonably necessary for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

16. This Agreement contains the entire agreement between the Parties and constitutes the complete, final and exclusive embodiment of their agreement with respect to the subject matter hereof, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into and superseded by this Agreement. This Agreement may not be modified except in a writing signed by the Parties. Each party acknowledges and agrees that they have carefully read this Agreement, and have been afforded the opportunity to be advised of its meaning and consequences by their respective attorneys, and signed the same of their free will.

17. Each party to this Agreement will bear its own costs, expenses, and attorneys' fees, whether taxable or otherwise, incurred in or arising out of or in any way related to the matters released herein, except that VGI will bear the shipping costs associated with the deliveries to be made by Corvas pursuant to
Section 2 and 3 herein, including all insurance costs associated therewith.

18. This Agreement shall be deemed to be entered into and shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and to be performed entirely in California; it shall be interpreted and construed mutually in accordance with the plain meaning of the language contained herein and shall not be preemptively construed against the drafters.

19. If any term or provision of this Agreement is held by any court to be void, invalid or unenforceable, in whole or in part, then the remaining terms and provisions shall nevertheless remain in full force and effect.

20. Venue for any action to enforce or interpret this Agreement or otherwise arising out of or in any way related to this Agreement shall be the California Superior Court, County of San Diego.

21. In the event that any party to this Agreement brings an action to enforce any of the terms of this Agreement, the prevailing party in such action shall be entitled to an award of attorneys' fees and costs incurred in connection therewith.

22. Whenever the text hereof requires, the use of the singular shall include the plural and vice-versa.

23. Any statements, communications or notices to be provided pursuant to this Agreement shall be sent in writing to the attention of the persons indicated below, until such time as notice of any change of person to be notified or change of address is forwarded in writing to all Parties:

                  If to Corvas:

                  Cooley Godward LLP
                  Attention: Michael G. Rhodes
                  4365 Executive Drive, Suite 1100
                  San Diego, CA  92122

                  Telephone: (858) 550-6000
                  Facsimile: (858) 453-3555

                  If to VGI:

                  Duckor Spradling & Metzger
                  Attention: Kevin M. Bagley
                  401 West A Street, Suite 2400
                  San Diego, CA  92101

                  Telephone: (619) 231-3666
                  Facsimile: (619) 231-6629

24. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the Parties have duly authorized and caused this Agreement to be executed on the date set forth below.



                            [Signatures on next page]

CORVAS INTERNATIONAL, INC.:


By:   /S/ RANDALL E. WOODS                      Date: JULY 23, 1999
      ----------------------------                   --------------------------
      Randall E. Woods
      Chief Executive Officer





VASCULAR GENOMICS INC.:


By:   /S/ HARRY GRUBER                          Date: 7/23/99
      ----------------------------                   --------------------------
      Harry Gruber, President


VGI STOCKHOLDERS:


By:   /S/ JAN SCHNITZER                         Date: 7/23/99
      ----------------------------                   --------------------------
      Jan Schnitzer

By:   /S/ HARRY GRUBER                          Date: 7/23/99
      ----------------------------                   --------------------------
      Harry Gruber

By:   /S/ DENNIS BERMAN                         Date: 7/25/99
      ----------------------------                   --------------------------
      Dennis Berman

By:   /S/ BRUCE JACOBSON                        Date: 7-26-99
      ----------------------------                   --------------------------
      Bruce Jacobson

By:   /S/ ISAAC WILLIS                          Date: 26 JULY 1999
      ----------------------------                   --------------------------
      Isaac Willis










                       [Signatures continued on next page]

         APPROVED AS TO FORM:


COOLEY GODWARD LLP

By:   /S/ MICHAEL G. RHODES                     Date: JULY 23, 1999
      ----------------------------                   --------------------------
      Michael G. Rhodes
      Counsel for Corvas International, Inc.



DUCKOR SPRADLING & METZGER


By:   /S/ KEVIN M. BAGLEY                       Date: 7-26-99
      ----------------------------                   --------------------------
      Kevin M. Bagley
      Counsel for Vascular Genomics Inc.
      and VGI Stockholders

                                    EXHIBIT C


                           CORVAS INTERNATIONAL, INC.


                               STOCK EXCHANGE AND
                          REGISTRATION RIGHTS AGREEMENT


                                  JULY 23, 1999

                           CORVAS INTERNATIONAL, INC.
                               STOCK EXCHANGE AND
                          REGISTRATION RIGHTS AGREEMENT


         THIS STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 23rd day of July, 1999, between CORVAS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), Vascular Genomics Inc., a Delaware corporation ("VGI") and the Stockholders of VGI as set forth on Exhibit A hereto (the "VGI STOCKHOLDERS"). The Company, VGI and the VGI Stockholders are referred to as the "Parties".


                                    RECITALS

         WHEREAS, pursuant to the terms of the Settlement Agreement and Mutual General Release of even date herewith entered into between the Company, VGI and the VGI Stockholders (the "SETTLEMENT AGREEMENT"), the Company proposes to issue an aggregate of two hundred and fifty thousand (250,000) shares of its Common Stock (the "Shares") to the VGI Stockholders;

         WHEREAS, pursuant to the terms of the Settlement Agreement, the VGI Stockholders propose to issue an aggregate of sixty-six thousand three hundred and twenty six (66,326) shares of their non-voting Common Stock (the "VGI SHARES") to the Company; and

         WHEREAS, as a condition of entering into this Agreement and the Settlement Agreement, the VGI Stockholders have requested that the Company register the Shares for resale.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:


         GENERAL

         1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                                       1.

                  "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued to the VGI Stockholders; and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all fees and expenses incurred by it incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all Securities Act and Securities Exchange Act, stock exchange registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, and (iii) all expenses in preparing or assisting in preparing, printing any Registration Statement, any prospectus, any amendments or supplements thereto, other documents relating to the Company's performance of and compliance with this Agreement, including the Company's legal and accounting fees, edgarizing the Registration Statement, photo copying and supplying the VGI Stockholders with photocopies of the Registration Statement. Such Registration Expenses shall not include expenses, fees and disbursements of any legal counsel to the VGI Stockholders, any printing costs incurred at the election of each VGI Stockholder, Selling Expenses and all other expenses, fees and disbursements incident to any registration either initiated or effected pursuant to this Agreement which are not explicitly included as Registration Expenses.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale.

                  "SHARES" means the 250,000 shares of the Company's Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) to be issued to the VGI Stockholders and their permitted assignees pursuant to this Agreement and the Settlement Agreement.

                  "VGI SHARES" means 66,326 shares of VGI's non-voting Common (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) to be transferred by the VGI Stockholders to the Company or its permitted assigns pursuant to this Agreement and the Settlement Agreement.

                  "VGI STOCKHOLDERS" means the VGI Stockholders of all the capital stock of VGI and as set forth on EXHIBIT A hereto.

         AGREEMENT TO ISSUE SECURITIES

         1.2 AUTHORIZATION OF SHARES AND VGI SHARES. On or prior to the execution of this Agreement, the Company shall have authorized the issuance and

                                       2.

sale to the VGI Stockholders of the Shares. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Incorporation of the Company, in the form attached hereto as EXHIBIT B (the "COMPANY CERTIFICATE OF INCORPORATION"). On or prior to the execution of this Agreement, VGI shall have approved the sale to the Company of the VGI Shares. The VGI Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Incorporation of VGI, in the form attached hereto as EXHIBIT C (the "VGI CERTIFICATE OF INCORPORATION").

         1.3 ISSUANCE AND SALE OF SHARES. Subject to the terms and conditions hereof and the Settlement Agreement, upon execution of this Agreement, (a) the Company shall issue to the VGI Stockholders pro rata based upon each of the VGI Stockholder's percentage ownership of VGI prior to the issuance of the VGI Shares an aggregate of 250,000 Shares and (b) the VGI Stockholders shall convey, transfer and assign to the Company 66,326 VGI Shares, representing 6.5% percentage of the outstanding capital stock of VGI (such percentage calculated prior to the issuance of 66,326 shares of non-voting stock to the VGI Stockholders for the sole purpose of transferring such shares to the Company).

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on a Schedule of Exceptions delivered by the Company to the VGI Stockholders upon execution of this Agreement, the Company hereby represents and warrants to the VGI Stockholders as of the date of this Agreement as follows:

         1.4 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted.

         1.5      CAPITALIZATION.

                  (a) Immediately prior to the issuance of the Shares, the authorized capital stock of the Company shall consist of (a) 10,000,000 shares of Preferred Stock, $.001 par value, of which 1,000,000 shares have been designated Series A Preferred Stock, $.001 par value, all of which are issued and outstanding and 250,000 shares have been designated Series B Preferred Stock, $.001 par value, all of which are issued and outstanding, and 500,000 shares of Series C Junior Participating Preferred Stock, none of which is issued and outstanding (b) 50,000,000 shares of Common Stock, $.001 par value, 15,230,677 shares of which are issued and outstanding, (c) 1,699,466 shares of Common Stock reserved for issuance under the Company's stock option plan and under non-plan options, and (d) 1,983,715 shares reserved for issuance under outstanding warrants to acquire Common Stock of the Company. As of the date hereof, all of the outstanding shares of the Company's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable, except to the extent that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such law at the time a transfer is proposed. The sale of the Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

                                       3.

         1.6 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and VGI Stockholders necessary for the authorization of this Agreement and the Settlement Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken. The Agreement and the Settlement Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in this Agreement or the Settlement Agreement may be limited by applicable laws.

         1.7 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of the Company Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Shares pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         1.8 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreement, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated thereby, except such filings as may be determined by counsel to the Company to be necessary to secure an exemption from registration under the Securities Act which filing, if required, will be accomplished in a timely manner prior to or promptly upon completion of the issuance of the Shares.

         1.9 OFFERING. Subject to the accuracy of the representations set forth in Section 4 hereof, the offer, sale and issuance of the Shares pursuant to this Agreement (i) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and (ii) is in compliance with all applicable state securities laws.

         1.10 NO DEFAULTS. The Company has, in all material respects, performed all material obligations required to be performed by it to date and is not in default under any of the contracts, loans, notes, mortgages, indentures, licenses, security agreements, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound, except for such defaults which in the aggregate would not have a material adverse effect on the Company's business, and no event or condition has occurred which, with the lapse of time or the giving of notice, or both, would constitute such a default.

                                       4.

         1.11 BROKERS OR FINDERS. The Company has not incurred, and will not incur, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         1.12 INVESTMENT REPRESENTATIONS. The Company understands that the VGI Shares have not been registered under the Securities Act. The Company also understands that the VGI Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Company's representations contained in this Agreement. The Company hereby represents and warrants as follows:

                  (a) THE COMPANY BEARS ECONOMIC RISK. The Company has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to VGI so that it is capable of evaluating the merits and risks of its investment in VGI and has the capacity to protect its own interests. The Company must bear the economic risk of this investment indefinitely unless the VGI Shares are registered pursuant to the Securities Act, or an exemption from registration is available. The Company understands that VGI has no present intention of registering the VGI Shares, or any shares of its Common Stock. The Company also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Company to transfer all or any portion of the VGI Shares under the circumstances, in the amounts or at the times the Company might propose.

                  (b) ACQUISITION FOR OWN ACCOUNT. The Company is acquiring the VGI Shares for its own account for investment only, and not with a view towards their distribution.

                  (c) THE COMPANY CAN PROTECT ITS INTEREST. The Company represents that by reason of its, or of its management's, business or financial experience, the Company has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Company is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

                  (d) ACCREDITED INVESTOR. The Company represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (e) VGI INFORMATION. The Company has received and read the business plan and has had an opportunity to discuss VGI's business, management and financial affairs with directors, officers and management of VGI and has had the opportunity to review VGI's operations and facilities. The Company has also had the opportunity to ask questions of and receive answers from, VGI and its management regarding the terms and conditions of this investment.

                  (f) RULE 144. The Company acknowledges and agrees that the VGI Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Company has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about VGI, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                                       5.

                  (g) RESIDENCE. The office or offices of the Company in which its investment decision was made is located at the address or addresses of the Company set forth on EXHIBIT A.

         1.13 TRANSFER RESTRICTIONS. The Company acknowledges and agrees that the VGI Shares are subject to restrictions on transfer as set forth in this Agreement.

         REPRESENTATIONS AND WARRANTIES OF VGI AND THE VGI STOCKHOLDERS

         Except as set forth on a Schedule of Exceptions delivered by VGI and the VGI Stockholders to the Company, VGI and each of the VGI Stockholders hereby represent and warrant to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         1.14 ORGANIZATION, GOOD STANDING AND QUALIFICATION. VGI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. VGI has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to approve the sale of the VGI Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted.

         1.15 CAPITALIZATION. Immediately prior to the sale of the VGI Shares, the authorized capital stock of VGI shall consist of (a) 3,000,000 shares of voting and non-voting Common Stock, $.001 par value, 1,020,408 voting shares of which are issued and outstanding, (b) 66,326 shares of non-voting stock (held by the VGI Stockholders for the sole purpose of transferring such shares to the Company), (c) no options and other rights to acquire Common Stock under any VGI stock option plan (whether currently outstanding or granted in the future) any (d) no currently outstanding warrants to acquire Common Stock of VGI. As of the date hereof, all of the outstanding shares of VGI's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable, except to the extent that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such law at the time a transfer is proposed. The sale of the VGI Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         1.16 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of VGI, its officers, directors and the VGI Stockholders necessary for the authorization of this Agreement and the Settlement Agreement and the performance of all obligations of VGI and the VGI Stockholders hereunder has been taken. The Agreement and the Settlement Agreement, when executed and delivered, will be valid and binding obligations of VGI and the VGI Stockholders enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in this Agreement or the Settlement Agreement may be limited by applicable laws.

                                       6.

         1.17 COMPLIANCE WITH OTHER INSTRUMENTS. VGI is not in violation or default of any term of the VGI Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Shares pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of VGI or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to VGI, its business or operations or any of its assets or properties.

         1.18 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of VGI or the VGI Stockholders is required in connection with the valid execution and delivery of this Agreement, or the offer and sale of the VGI Shares by the VGI Stockholders or the consummation of any other transaction contemplated thereby.

         1.19 SALE. Subject to the accuracy of the representations set forth in Section 3 hereof, the offer and sale of the VGI Shares pursuant to this Agreement (i) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and (ii) is in compliance with all applicable state securities laws.

         1.20 OWNERSHIP. The VGI Stockholders are the sole beneficial and record owners of the VGI Shares, free and clear of any lien, pledge, charge, security interest, encumbrance, title retention agreement, adverse claim, option, right of first refusal or right of co-sale and, upon the exchange under this Agreement and the execution of the Settlement Agreement, the Company will acquire good and valid title thereto, free and clear of any lien, pledge, security interest, encumbrance, title retention agreement, adverse claim, option, right of first refusal or co-sale. The VGI Stockholders further represent and warrant to the Company that the VGI Shares are fully paid and non-assessable with no personal liability attached to the ownership thereof.

         1.21 NO DEFAULTS. VGI has, in all material respects, performed all material obligations required to be performed by it to date and is not in default under any of the contracts, loans, notes, mortgages, indentures, licenses, security agreements, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound, except for such defaults which in the aggregate would not have a Material Adverse Effect, and no event or condition has occurred which, with the lapse of time or the giving of notice, or both, would constitute such a default.

         1.22 BROKERS OR FINDERS. VGI and the VGI Stockholders have not incurred, and will not incur, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement.

                                       7.

         1.23 INVESTMENT REPRESENTATIONS. Each VGI Stockholder understands that the Shares have not been registered under the Securities Act. Each VGI Stockholder also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon his or her representations contained in this Agreement. Each VGI Stockholder hereby represents and warrants as follows:

                  (a) THE VGI STOCKHOLDER BEARS ECONOMIC RISK. The VGI Stockholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The VGI Stockholder must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. The VGI Stockholder understands that the Company has no present intention of registering the Shares, or any shares of its Common Stock. The VGI Stockholder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the VGI Stockholder to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times the VGI Stockholder might propose.

                  (b) ACQUISITION FOR OWN ACCOUNT. The VGI Stockholder is acquiring the Shares for the VGI Stockholder's own account for investment only, and not with a view towards their distribution.

                  (c) THE VGI STOCKHOLDER CAN PROTECT ITS INTEREST. The VGI Stockholder represents that by reason of its, or of its management's, business or financial experience, the VGI Stockholder has the capacity to protect his or her own interests in connection with the transactions contemplated in this Agreement. Further, the VGI Stockholder is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

                  (d) ACCREDITED INVESTOR. The VGI Stockholder represents that he or she is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (e) COMPANY INFORMATION. The VGI Stockholder has received and read the Company's Annual Report on Form 10-K for the period ended December 31, 1998 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, and a description of the capital stock of the Company and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The VGI Stockholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (f) RULE 144. The VGI Stockholder acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The VGI Stockholder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which

                                       8.

permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (g) RESIDENCE. The VGI Stockholder resides in the state or province identified in the address of such VGI Stockholder set forth on EXHIBIT A.

                  (h) TRANSFER RESTRICTIONS. Each VGI Stockholder acknowledges and agrees that the Shares are subject to restrictions on transfer as set forth in this Agreement.

         COMPANY REGISTRATION; RESTRICTIONS ON TRANSFER

         1.24     RESTRICTIONS ON TRANSFER.

                  (a) Each VGI Stockholder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                      (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such VGI Stockholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such VGI Stockholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                  (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any VGI Stockholder thereof if the VGI Stockholder shall have obtained an opinion of counsel (which counsel may be

                                       9.

counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

        1.25 FORM S-3 REGISTRATION. Within 30 days after the effective date of the Settlement Agreement, the Company will file a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance under the Securities Act (the "Registration Statement") with respect to all of the Registrable Securities owned by the VGI Stockholders. The Company agrees to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable following filing thereof and thereafter to maintain the effectiveness of the Registration Statement until the earlier of (i) all Registrable Securities have been sold pursuant to the Registration Statement or
(ii) one (1) year from the effective date of the Registration Statement.

         1.26 EXPENSES OF REGISTRATION. The Company shall pay all Registration Expenses.

         1.27 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement for the period set forth in
Section 5.2 above.

                  (b) Furnish to the VGI Stockholders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (c) Use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the VGI Stockholders; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (d) Notify each VGI Stockholder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                                      10.

         1.28 INFORMATION AND LIMITATIONS ON DISTRIBUTIONS. As a condition to effecting the registration of any Registrable Securities pursuant to Section
5.2 and maintaining its effectiveness, the Company may require each selling VGI Stockholder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. Notwithstanding any other provision of this Agreement, prior to and following the effectiveness of any Registration Statement filed pursuant to
Section 5.2 hereunder, the Company may, at any time, suspend the filing of or the effectiveness of such Registration Statement for up to no longer than forty-five (45) days, as appropriate (a "SUSPENSION PERIOD"), by delivering a signed certificate of the Company's Chairman of the Board to the VGI Stockholder that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its Stockholders to disclose any previously undisclosed material corporate development that would be required to be disclosed if the Registration Statement is not suspended. The Company will use its best efforts to minimize the length of any Suspension Period. The VGI Stockholder agrees that, upon the receipt of any notice from the Company of a Suspension Period, the VGI Stockholder will not sell any Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) the VGI Stockholder is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) the VGI Stockholder has received copies of any additional, supplemental or amended prospectus, if applicable, and (iii) the VGI Stockholder has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

         1.29 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under Section 5.2:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each VGI Stockholder, the partners, officers and directors of each VGI Stockholder, any underwriter (as defined in the Securities Act) for such VGI Stockholder and each person, if any, who controls such VGI Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company:
(i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement; and the Company will pay as incurred to each such VGI Stockholder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action

                                      11.

if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such VGI Stockholder, partner, officer, director, underwriter or controlling person of such VGI Stockholder.

                  (b) To the extent permitted by law, each VGI Stockholder will, if Registrable Securities held by such VGI Stockholder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other VGI Stockholder selling securities under such Registration Statement or any of such other VGI Stockholder's partners, directors or officers or any person who controls such VGI Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such VGI Stockholder, or partner, director, officer or controlling person of such other VGI Stockholder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such VGI Stockholder under an instrument duly executed by such VGI Stockholder and stated to be specifically for use in connection with such registration; and each such VGI Stockholder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other VGI Stockholder, or partner, officer, director or controlling person of such other VGI Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the VGI Stockholder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this
Section 5.6 exceed the net proceeds from the offering received by such VGI Stockholder.

                  (c) Promptly after receipt by an indemnified party under this
Section 5.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to

                                      12.

the indemnified party under this Section 5.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.6.

                  (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a VGI Stockholder hereunder exceed the net proceeds from the offering received by such VGI Stockholder.

                  (e) The obligations of the Company and VGI Stockholders under this Section 5.6 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         1.30 COVENANT REGARDING SALE OF SECURITIES. Each VGI Stockholder hereby acknowledges and agrees that the disorderly resale of the Shares in the public market may adversely effect the market price of the Company's Common Stock. In consideration of the covenants set forth in this Agreement and the payments made under the Settlement Agreement, each of the VGI Stockholders hereby covenants that neither such VGI Stockholder nor any combination of VGI Stockholders shall sell, within any three month period, a total number of the Shares and other shares of Company's Common Stock owned or controlled by such VGI Stockholders in excess of the greater of (i) one percent of the total outstanding shares of Common Stock of the Company as shown by the most recent report or statement published by the Company, or (ii) the average weekly reported volume of trading in the Company's Common Stock on the Nasdaq National Market or such exchange or market in which the Company's Common Stock is then traded or quoted during the four calendar weeks preceding the proposed sale. All shares of Company Common Stock sold by any of the VGI Stockholders during any period of three months shall be aggregated for the purpose of determining the limitation on the amount of securities sold.

                                      13.

         1.31 RULE 144 REPORTING. With a view to making available to the VGI Stockholders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as a VGI Stockholder owns any Registrable Securities, furnish to such VGI Stockholder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a VGI Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         VGI REGISTRATION; RESTRICTIONS ON TRANSFER

         1.32 REGISTRATION RIGHTS. VGI agrees to grant to the Company on a pari passu basis any current or future registration rights that have been granted or shall be granted in the future to the VGI Stockholders with respect to capital stock of VGI owned by the VGI Stockholders as. of the date of this Agreement. VGI shall take all necessary steps to include the Company as a party to any such existing agreement and further agreeing to include the Company as a party to any agreement in the future that shall grant to the VGI Stockholders any registration rights.

         1.33     RESTRICTIONS ON TRANSFER.

                  (a) The Company agrees not to make any disposition of all or any portion of the VGI Shares unless and until:

                      (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) the Company shall have notified VGI of the proposed disposition and shall have furnished VGI with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by VGI, the Company shall have furnished VGI with an opinion of counsel, reasonably satisfactory to VGI, that such disposition will not require registration of such shares under the Securities Act. It is agreed that VGI will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                      (iii) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Company which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a

                                      14.

corporation to its stockholders in accordance with their interest in the corporation, or (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company; PROVIDED that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original party hereunder.

                      (b) Each certificate representing the VGI Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS VASCULAR GENOMICS, INC. (THE "COMPANY") HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                      (c) VGI shall be obligated to reissue promptly unlegended certificates at the request of the Company if the Company shall have obtained an opinion of counsel (which counsel may be counsel to VGI) reasonably acceptable to VGI to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                      (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by VGI of an order of the appropriate blue sky authority authorizing such removal.

         MISCELLANEOUS

         1.34 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         1.35 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by the Company, VGI or the VGI Stockholders and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company or VGI pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company or VGI hereunder solely as of the date of such certificate or instrument.

         1.36 NO ASSIGNMENT. The VGI Stockholders may not assign their registration rights under this Agreement.

                                      15.

         1.37 ENTIRE AGREEMENT. The Settlement Agreement, this Agreement, the Exhibits and Schedules hereto and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         1.38 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         1.39     AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided, this Agreement (other than Section 5) may be amended or modified only upon the written consent of the Company, VGI and VGI Stockholders holding at least 50% of the outstanding voting stock of VGI; PROVIDED, HOWEVER, Section 5 of this Agreement may be amended or modified upon the written consent of the Company and holders of 50% of the Registrable Securities.

                  (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the VGI Stockholders under this Agreement (other than Section 5) may be waived only with the written consent of the Company, VGI and VGI Stockholders holding at least 50% of the outstanding voting stock of VGI; PROVIDED, HOWEVER, Section 5 of this Agreement may be waived only upon the written consent of the Company and holders of at least 50% of the Registrable Securities.

         1.40 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any VGI Stockholder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any VGI Stockholder part of any breach, default or noncompliance under the Agreement or any waiver on such VGI Stockholder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to VGI Stockholders, shall be cumulative and not alternative.

         1.41 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party at the addresses set forth on EXHIBIT A or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                                      16.

         1.42 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         1.43 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         1.44 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]




                                      17.

         IN WITNESS WHEREOF, the parties hereto have executed this STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                      COMPANY:

                                      CORVAS INTERNATIONAL, INC.

                                      /S/ RANDALL E. WOODS
                                      ------------------------------------------
                                      By:  Randall E. Woods
                                      Its: President and Chief Executive Officer


                                      VGI:

                                      VASCULAR GENOMICS INC.

                                      ------------------------------------------

                                      By:  /s/ HARRY GRUBER
                                           -------------------------------------
                                      Its:
                                           -------------------------------------


                                      VGI STOCKHOLDERS:

                                      /s/ JAN SCHNITZER
                                      ------------------------------------------
                                      Jan Schnitzer

                                      /s/ HARRY GRUBER
                                      ------------------------------------------
                                      Harry Gruber

                                      /S/ DENNIS BERMAN
                                      ------------------------------------------
                                      Dennis Berman

                                      /s/ BRUCE JACOBSON
                                      ------------------------------------------
                                      Bruce Jacobson

                                      /s/ ISAAC WILLIS
                                      ------------------------------------------
                                      Isaac Willis

      [SIGNATURE PAGE TO STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]


                                TABLE OF CONTENTS

                                                                                                               PAGE

1.       General.................................................................................................1
         1.1      Definitions....................................................................................1
2.       Agreement To Issue Securities...........................................................................2
         2.1      Authorization of Shares and VGI Shares.........................................................2
         2.2      Issuance of Shares.............................................................................3
3.       Representations And Warranties Of The Company...........................................................3
         3.1      Organization, Good Standing and Qualification..................................................3
         3.2      Capitalization.................................................................................3
         3.3      Authorization; Binding Obligations.............................................................4
         3.4      Compliance with Other Instruments..............................................................4
         3.5      Governmental Consent, etc......................................................................4
         3.6      Offering.......................................................................................4
         3.7      No Defaults....................................................................................4
         3.8      Brokers or Finders.............................................................................5
         3.9      Investment Representations.....................................................................5
         3.10     Transfer Restrictions..........................................................................6
4.       Representations And Warranties Of The VGI Stockholders..................................................6
         4.1      Organization, Good Standing and Qualification..................................................6
         4.2      Capitalization.................................................................................6
         4.3      Authorization; Binding Obligations.............................................................6
         4.4      Compliance with Other Instruments..............................................................7
         4.5      Governmental Consent, etc......................................................................7
         4.6      Offering.......................................................................................7
         4.7      No Defaults....................................................................................7
         4.8      Brokers or Finders.............................................................................7
         4.9      Investment Representations.....................................................................7
5.       Company Registration; Restrictions On Transfer..........................................................9
         5.1      Restrictions on Transfer.......................................................................9
         5.2      Form S-3 Registration.........................................................................10
         5.3      Expenses of Registration......................................................................10
         5.4      Obligations of the Company....................................................................10
         5.5      Information and Limitations on Distributions..................................................10
         5.6      Indemnification...............................................................................11
         5.7      Covenant Regarding Sale of Securities.........................................................13
         5.8      Rule 144 Reporting............................................................................13
6.       VGI Registration; Restrictions On Transfer.............................................................14
         6.1      Registration Rights...........................................................................14
         6.2      Restrictions on Transfer......................................................................14
7.       Miscellaneous..........................................................................................15
         7.1      Governing Law.................................................................................15
         7.2      Survival......................................................................................15
         7.3      No Assignment.................................................................................15
         7.4      Entire Agreement..............................................................................15


                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                                                               PAGE


         7.5      Severability..................................................................................16
         7.6      Amendment and Waiver..........................................................................16
         7.7      Delays or Omissions...........................................................................16
         7.8      Notices.......................................................................................16
         7.9      Attorneys' Fees...............................................................................16
         7.10     Titles and Subtitles..........................................................................17
         7.11     Counterparts..................................................................................17


                                      ii.